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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

       Date of report (Date of earliest event reported): NOVEMBER 4, 1999


                             VEECO INSTRUMENTS INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   0-16244                     11-2989601
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                                 TERMINAL DRIVE
                            PLAINVIEW, NEW YORK 11803
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's Telephone Number, Including Area Code: (516) 349-8300


                                 NOT APPLICABLE
         (Former Name or Former Address, If Changed Since Last Report)

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     The undersigned registrant hereby amends and restates Item 7 of its Current
Report on Form 8-K originally filed with the Securities and Exchange Commission on November 17, 1999 in its entirety as set forth below:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The undersigned registrant has determined that neither its acquisition of Ion Tech, Inc. nor its acquisition of Tulakes Real Estate Investments, Inc. is a significant business combination which would require the filing of financial statements or the pro forma financial information that would otherwise be required. As a result, no such financial statements or pro forma financial information will be filed by the registrant.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VEECO INSTRUMENTS INC.



                                By:  /s/ John Kiernan
                                     ------------------------------------------
                                     Name:  John Kiernan
                                     Title: Vice President-Corporate Controller

Date:  January 10, 2000






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